April 15, 1996

Dear Stockholder:

         On behalf of the Board of Directors of PEMI BANCORP, INC. (the "Company") you are cordially invited to attend the Annual Meeting of Stockholders of the Company to be held on May 20, 1996 at 1:30 p.m. at the Campton branch office of the Pemigewasset National Bank, Route 49, Campton, New Hampshire 03223.

         The Notice of the Annual Meeting and the Proxy Statement which are enclosed, describe the matters to be voted upon at the meeting. In addition to the specific items on our agenda, we will discuss generally the operations of the Company and its subsidiary, the Pemigewasset National Bank (the "Bank"). We welcome any appropriate questions you may have concerning the Company and the Bank, and we will provide time during the meeting for questions from stockholders.

         The Annual  Meeting of the  Company  has been called for the purpose of
(i) electing directors, (ii) ratifying the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of the Company for the fiscal year ending December 31, 1996, and (iii) for transacting any other business that may properly come before the meeting or any adjournment thereof.

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company, and the expense of the solicitation will be borne by the Company. Any person giving a proxy pursuant to this solicitation may revoke it at any time by written notice given prior to the Annual Meeting of Stockholders or the proxy may be withdrawn and you may vote in person should you attend the meeting. The enclosed proxy will be voted "FOR" the proposed slate of directors unless marked to the contrary. The Board of Directors of the Company currently consists of nine (9) directors, two of whom have been nominated for reelection along with a third individual who has been nominated for election at the 1996 Annual Meeting for a term of three (3) years. The Board of Directors has set the number of directorships at nine (9). The three (3) persons nominated for election at the 1996 Annual Meeting are: Andrew L. Morse, Ann M. Reever and Dean H. Yeaton. Unless marked to the contrary, the enclosed proxy will be voted "FOR" each of the proposals. If you are unable to attend, it is still important that your shares be represented at the Annual Meeting. Please execute and date the enclosed proxy and return it as soon as possible in the envelope provided.

                                                        Sincerely,


                                                        Fletcher W. Adams
                                                        President, Treasurer and
                                                        Chief Executive Officer

         A copy of the Company's Annual Report to Stockholders, including financial statements of the Company for the fiscal year ended December 31, 1995, is enclosed.

                               PEMI BANCORP, INC.

                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 20, 1996

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of PEMI BANCORP, INC. (the "Company") will be held on May 20, 1996 at 1:30 p.m. at the Campton branch office of the Pemigewasset National Bank, Route 49, Campton, New Hampshire 03223 for the following purposes:

         1. To elect three (3) directors; who, with the six (6) directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors of the Company.

         2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1996; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of the Company's Common Stock of record at the close of business on March 29, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.

         All stockholders who find it convenient to do so are urged to attend the meeting in person.

                                                        By Order of the
                                                        Board of Directors


                                                        FLETCHER W. ADAMS
                                                        President, Treasurer and
                                                        Chief Executive Officer


         Note: Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy and return it to the Company in the envelope accompanying this notice. If you are present at the meeting, you may vote in person even though you have sent a proxy. Any person may obtain the Company's Annual Report, the first copy of which will be provided free of charge, by contacting: Mary Durgin, Pemi Bancorp, Inc. 287 Highland Street, West Plymouth, New Hampshire 03264, telephone
         (603) 536-3339.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 1996


         The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of PEMI BANCORP, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Campton branch office of the Pemigewasset National Bank (the "Bank"), Route 49, Campton, New Hampshire 03223, on May 20, 1996 at 1:30 p.m. and at any adjournment of the meeting.

         Only holders of record at the close of business on March 29, 1996 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 690,401 shares of Common Stock (the "Common Stock"). Each share of Common Stock is entitled to one vote, and a majority of the outstanding shares will constitute a quorum for transacting business at the Annual Meeting.

         The cost of the solicitation of proxies will be borne by the Company. In addition to this solicitation by mail being made initially on or about April 15, 1996, directors, officers, and regular employees of the Company and/or the Bank may make solicitations by telephone, telegraph, mail or personal interviews and arrangements may be made with banks, brokerage firms and others to forward proxy material to their principals. The Company will bear the expenses of any such additional solicitations. The Company presently estimates that the total cost for any such solicitation will not exceed $5,000.

         All stockholders regardless of whether or not they plan to attend the meeting in person are urged to send in proxies to assure a good representation of shares at the meeting. A proxy may be revoked by a stockholder at any time before it is exercised by: (i) filing a written request at or before the meeting with the Secretary of the Company; (ii) giving a duly executed proxy bearing a later date; or (iii) appearing personally at the meeting and giving a contrary vote.

                             PRINCIPAL STOCKHOLDERS

         The following table includes certain information as of March 29, 1996 regarding the principal stockholders of the Company. With the exception of the stockholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock.

Name and Address of                 Amount of Shares              Percent
Beneficial Owner                  Beneficially Owned(1)           Of Class
- -------------------               ---------------------           --------
American Global Insurance Co.          43,200                       6.26%
c/o Fiduciary Trust Co. Int.
Two World Trade Center
New York, NY 10048

Fletcher W. Adams                      57,927(2)                    8.39%
President, Treasurer and
Chief Executive Officer
of the Company and the Bank;
Director
- ----------
(1) Percentages are based upon the 690,401 shares of Common Stock outstanding as of March 29, 1996. The definition of a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

(2) Includes 44,250 shares owned individually by Mr. Adams, 4,000 shares owned jointly with his wife, 1,700 shares owned by his son, and 1,700 shares owned by his daughter and 6,277 shares owned by an estate of which Mr. Adams is Trustee.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

         The Articles of Incorporation and Bylaws of the Company provide for the election of directors by stockholders. Pursuant to the Company's Articles of Incorporation and Bylaws, the number of directorships shall be not less than nine (9) or greater than twelve (12) as fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directorships at nine
(9). The Board of Directors of the Company is divided into three classes as nearly equal in number as possible. Classes of directors serve for staggered three year terms. The terms of office of the members of one class expire, and a successor class is to be elected at each annual meeting of stockholders. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office.

         There are three (3) directorships on the Board of Directors which are up for election this year and the following individuals have been nominated by the Board of Directors to serve for a three (3) year term: Andrew L. Morse, Ann
M. Reever and Dean H. Yeaton. Ann M. Reever and Dean H. Yeaton currently serve as directors of the Company. Andrew L. Morse has been nominated to serve as a director of the Company. Unless otherwise directed, the enclosed proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the proxy may vote for some other person or persons. The persons receiving the largest number of votes cast shall be elected as directors.

                                    DIRECTORS

         The following table sets forth selected information relative to each nominee for election as a director at this Annual Meeting (the first three (3) directors listed), and all other directors who will continue their respective terms in office (the six (6) continuing directors).

                              NOMINEES FOR ELECTION

                                Director of
                                PEMI BANCORP,     Shares of
Name,                           INC. since and    Common Stock
Title and                       (Expiration       Beneficially
(Principal                      Date of           Owned As of        Percentage
Occupation)              Age    Current Term)     March 29, 1996(1)   Of Class
- -----------              ---    -------------     ----------------   ----------

Andrew L.
Morse                    53     Not Applicable      1,000(2)            .14%

Ann M.
Reever                   51      1993               2,450(3)            .35%
Director                         (1996)
(Self-employed
business manager
Member of Pemi-
Baker Regional
School Board,
Director of
Swift Water
Girl Scout Council)

- ---------
Footnotes follow table

                              CONTINUING DIRECTORS

                                 Director of
                                 PEMI BANCORP,     Shares of
 Name                            INC. since and    Common Stock
 Title                           (Expiration       Beneficially
(Principal                       Date of           Owned As of        Percentage
Occupation)              Age     Current Term)     March 29, 1996(1)  Of Class
- -----------              ---     -------------     -----------------  ----------
Dean H.
Yeaton                   58       1986               3,850(4)           .56%
Director;                        (1996)
(President
Yeaton Oil Co,;
President Dean
H. Yeaton, Inc.)

John P.
Clark                    46       1991               1,760(5)           .25%
Director;                        (1997)
(Executive
Assistant to
the President
of Plymouth
State College)

James E.
Currie                   72       1985               3,600(6)           .52%
Director;                        (1997)
(Vice President
and Secretary of the
Company)

Milton E.
Pettengill               69       1985               8,800(7)          1.27%
Chairman of                      (1997)
the Board of
Directors;
(Retired
President and
Chief Executive
Officer of the
Company and the Bank)

Fletcher W.
Adams                    59       1985              57,927(8)          8.39%
Director;                        (1998)
(President,
Treasurer and
Chief Executive
Officer of the
Company and the Bank)

- ----------
Footnotes follow table

                              CONTINUING DIRECTORS

                                  Director of
                                  PEMI BANCORP,     Shares of
 Name                             INC. since and    Common Stock
Title and                         (Expiration       Beneficially
(Principal                        Date of           Owned As of       Percentage
Occupation)              Age      Current Term)     March 29, 1996(1)  Of Class
- -----------              ---      -------------     ----------------  ----------

John H.
Noyes                    49        1994                9,500(9)          1.38%
Director;                         (1998)
(Treasurer; Noyes
Insurance Agency,
Inc., President;
Central Square
Insurance, Inc.)

Charles H.
Clifford, Jr.            59        1985                2,400(10)          .35%
Director;                         (1998)
(President of
Clifford-Nicol
Printing, Inc.)

All Directors as a group                              91,287            13.22%
                                                      ======            =====
Nine (9) Individuals
- --------------------
(1)      Percentages   are  based  upon  the  690,401  shares  of  Common  Stock
         outstanding. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

(2)      All shares are owned individually by Mr. Morse.

(3)      All shares are owned individually by Mrs. Reever.

(4) Includes 1,400 shares owned individually by Mr. Yeaton and 2,350 shares owned jointly with his wife.

(5)      All shares owned individually by Mr. Clark.

(6) Includes 1,400 shares owned individually by Mr. Currie and 2,200 shares owned jointly with his wife.

(7) Includes 1,000 shares owned individually by Mr. Pettengill and 7,800 shares owned jointly with his wife.

(8) Includes 44,250 shares owned individually by Mr. Adams, 4,000 shares owned jointly with his wife, 1,700 shares owned by his son, and 1,700 shares owned by his daughter and 6,277 shares owned by an estate of which Mr. Adams is Trustee.

(9)      All shares are owned individually by Mr. Noyes.

(10)     All shares are owned individually by Mr. Clifford.

         Listed below is a brief biographical description of each nominee for election as a Director at this Annual Meeting (the first three directors listed) and all other directors who will continue their respective terms in office.

NOMINEES
- --------
         Mr. Morse has been nominated to serve as a director of the Company. Mr. Morse has been the owner of Waynes Market since 1991.

         Ann M. Reever has been a director of the Company and the Bank since 1993. Mrs. Reever, a self-employed business manager, has been a member of the Pemi-Baker Regional School Board since 1989 and a Director of the Swift Water Girl Scout Council since 1991.

         Dean H. Yeaton has been a director of the Company since 1986. Mr. Yeaton has been a director of the Bank since 1986. Mr. Yeaton is the President of Dean H. Yeaton, Inc., and the President of Yeaton Oil Company.

CONTINUING DIRECTORS
- --------------------
         John P. Clark has been a director of the Company and the Bank since April of 1991. Mr. Clark is the Executive Assistant to the President of Plymouth State College and has held his position with the College since 1985.

         James E. Currie has been a director of the Company since it was organized in 1985. Prior to retiring in July of 1986, Mr. Currie was Vice President and Senior Loan Officer of the Bank. Mr. Currie is also a director of the Bank and has been a director of the Bank since 1976.

         Milton E. Pettengill has been the President, Chief Executive Officer and a director of the Company since it was organized in 1985. In January of 1990, he became Chairman of the Company. Mr. Pettengill has been with the Bank since 1951. He has been an executive officer of the Bank since 1974, and a director of the Bank since 1973. Retiring in January of 1990, he now serves as Chairman of the Board.

         Fletcher W. Adams has been a director of the Company since it was organized in 1985. From 1985 until 1990, Mr. Adams was the Executive Vice President of the Company. In January, 1990, Mr. Adams became President and Chief Executive Officer of the Company. Mr. Adams is also the President, Chief
Executive Officer and a Director of the Bank. Mr. Adams joined the Bank as Executive Vice President in June of 1984. Prior to joining the Bank in June of 1984, Mr. Adams was the President of Adams Supermarket, Inc., a company which owned a supermarket. Mr. Adams has been a director of the Bank since 1973.

         John H. Noyes has been a director of the Company and the Bank since 1994. Mr. Noyes is the Treasurer of Noyes Insurance Agency, Inc. and since 1991 has served as President of Central Square Insurance, Inc.

         Charles H. Clifford, Jr., has been a director of the Company since it was organized in 1985. Mr. Clifford has been a director of the Bank since 1980. Mr. Clifford is a partner in the business firm of Clifford-Nicol Printing and is that firm's President.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 1995, 1994 and 1993, respectively, the remuneration received by the President, Treasurer and Chief Executive Officer of the Company and Bank, respectively. No individual employed by the Bank or Company received more than $100,000 in compensation during fiscal years 1995, 1994 and 1993, respectively.

                           SUMMARY COMPENSATION TABLE
Name And
Principal Position                     Year         Salary             Bonus
- ------------------                     ----         ------             -----
Fletcher W. Adams                      1995         $93,600(1)         $1,830(2)
President, Treasurer and               1994         $87,100(1)         $1,715(3)
Chief Executive Officer of             1993         $82,800(1)         $  100(3)
the Company and the Bank

- ----------
(1) Includes salary and fees received for attendance at Board of Director Meetings of the Bank and Company, respectively.

(2) This amount includes a bonus of $1,730 equal to one week of salary. Every full time employee of the Bank with seniority of one year or more received a year end bonus equivalent to one week of salary. This amount also includes a $100 Christmas bonus received by each full-time employee of the Bank with seniority of one year or more.

(3) This amount includes a bonus of $1,615 equal to one week of salary. Every full time employee of the Bank with seniority of one year or more received a year end bonus equivalent to one week of salary. This amount also includes a $100 Christmas bonus received by each full-time employee of the Bank with seniority of one year or more.

(4) This amount represents a $100 Christmas bonus received by each full-time employee of the Bank with seniority of one year or more.

         In addition to the cash compensation paid to the executive officers of the Company and the Bank, Mr. Adams received group life, health, hospitalization and medical reimbursement insurance coverage. However, these plans do not discriminate in scope, terms, or operation, in favor of officers of the Company and the Bank and are available generally to all full-time employees.


Employment Contracts
- --------------------

         There are no employment agreements with any employees of the Company or Bank.

Pension Plan
- ------------

         The Bank has a qualified pension plan covering substantially all of its employees meeting certain eligibility requirements. Benefits paid under this plan are based on fifty percent (50%) of monthly compensation reduced by 1/20 for each year of service less than twenty (20) years.

Compensation Of Directors
- -------------------------

         The directors of the Company and the Bank receive $300 for each Board of Directors meeting which they attend except for the Chairman of the Board of Directors who receives $475 for each Board of Directors meeting which he attends. In addition, members of various Board of Director's Committees receive a fee of $150 per committee meeting attended.

                           BOARD OF DIRECTORS MEETINGS

         During 1995, the Board of Directors of the Bank and the Company met thirteen (13) and five (5) times, respectively. All directors, while holding such positions, attended at least 75% of the meetings held.

         The following committees of the Bank assist the Board of Directors of the Bank in the discharge of its responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibility and membership of each committee are set forth below:

EXECUTIVE COMMITTEE

         The Committee members are: John P. Clark, James E. Currie, and Dean H. Yeaton.

         This Committee's primary responsibility is to act on behalf of the Board in its absence. The Committee is responsible for matters which require board review but arise between full board meetings. This Committee also coordinates the work of other committees.

DIRECTORS' LOAN REVIEW COMMITTEE

         The Committee members are: Charles H. Clifford, Jr., Ann M. Reever and John H. Noyes.

         The Committee's primary responsibility is to review the Bank's loan portfolio and approve loan requests over $100,000 and mortgage requests over $150,000. Moreover, this Committee ensures that the Bank's lending policies are adequate and that lending activities are conducted in accordance with the Bank's Loan Policy, applicable rules and regulations.

NOMINATING/SALARY COMMITTEE

         The Committee members are: John P. Clark, James E. Currie, and Ann M. Reever.

         This Committee's primary responsibility is to evaluate the performance of the Bank's officers and to establish Bank officer compensation. Additionally, the Committee oversees suggestions for Board Committee nominations.

EMPLOYEES PENSION TRUST COMMITTEE

         The Committee  members are:  Fletcher W. Adams and Dean H. Yeaton.

         The Committee's primary responsibility is to oversee and monitor the Employee's Pension Trust (the "Trust") activities and to provide guidance to the Trust's investment practices.

AUDIT AND BOARD COMPLIANCE COMMITTEE

         The Committee members are: John P. Clark, John H. Noyes and Charles H. Clifford, Jr.

         The  Committee   monitors  and  evaluates  the  Bank's  operations  and
compliance with board policies, applicable laws and regulations.

         This Committee is also responsible for engaging a reputable accounting firm to perform auditing services in compliance with the Office of the Comptroller of the Currency's guidelines and to assist the Bank and Company in the preparation of financial statements and annual reporting documents.

COMPLIANCE AND COMMUNITY REINVESTMENT ACT COMMITTEES

         The Compliance and Community Reinvestment Act (CRA) Committee members are: Ann M. Reever and certain members of the Bank's management team.

         The Compliance Committee evaluates the Bank's compliance with state and federal banking regulations which affect the Bank and the Bank's performance in complying with same. The CRA Committee ensures that all credit functions are governed by appropriate consumer protection regulations.

ASSET/LIABILITY COMMITTEE

         The Committee members are: John H. Noyes and certain members of the Bank's Management Team.

         This Committee is responsible for recommending policies and procedures to the Board of Directors which Management believes will enable the Bank to achieve its goal of earning a satisfactory and consistent level of profit. This Committee strives to protect the Bank's profits from exposure to interest rate risks and to protect the Bank's interest margins from uncontrolled erosion.

Certain Relationships And Related Transactions
- ----------------------------------------------

         Some of the directors and executive officers of the Company and companies or organizations with which they are associated, have had, and may have in the future, banking transactions with the Bank in the ordinary course of the Bank's business. As of December 31, 1995, the Bank had outstanding $402,310 in loans to directors and executive officers of the Company and the Bank and immediate family members of such executive officers and directors, which represents 3.53% of capital.

         The federal banking laws and regulations limit the aggregate amount of indebtedness which banks may extend to bank insiders. Pursuant to such laws and regulations, banks may extend credit to executive officers, directors, principal stockholders or any related interest of such persons, if the extension of credit to such persons is in an amount that, when aggregated with the amount of all outstanding extensions of credit to such individuals, does not exceed the bank's unimpaired capital and unimpaired surplus. As of December 31, 1995, the aggregate amount of extensions of credit to insiders was well below this limit.

         All loans and commitments to loan to the Company's and Bank's directors, executive officers and their associates are made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of Management, do not involve more than a normal risk of collection or, except as specified below, present other unfavorable features.

                                  PROPOSAL (2)
                            RATIFICATION OF AUDITORS

         Shatswell, MacLeod & Company, P.C. served as the Company's independent public accountants for the fiscal year ending December 31, 1995. The Board of Directors has appointed Shatswell, MacLeod & Company, P.C. as independent public accountants for the fiscal year ending December 31, 1996.

         The Company has been advised that a representative of Shatswell, MacLeod & Company, P.C. will be present at the Annual Meeting of Stockholders. They will be afforded the opportunity to make a statement, should they desire to do so, and respond to appropriate questions.

         The favorable vote of a majority of the shares represented at the meeting is required to ratify the appointment of Shatswell, MacLeod & Company, P.C.

                                  PROPOSAL (3)
                                  OTHER MATTERS

         The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.


                      THE BOARD OF DIRECTORS RECOMMEND THAT
               STOCKHOLDERS VOTE "FOR" PROPOSALS (1), (2) AND (3)

                             STOCKHOLDERS' PROPOSALS

         Stockholders' proposals intended to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Company not later than December 31, 1996, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders.

                                                              PEMI BANCORP, INC.

                                                  By /s/ FLETCHER W. ADAMS
                                                    ----------------------------
                                                    FLETCHER W. ADAMS
                                                    Its President, Treasurer and
                                                    Chief Executive Officer

                          PROXY FOR 1996 ANNUAL MEETING
                                       OF
                               PEMI BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               PEMI BANCORP, INC.

         The undersigned holder(s) of the Common Stock of PEMI BANCORP, INC. do hereby nominate, constitute and appoint Bertram W. Pulsifer and Robert H. Rand jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on March 29, 1996 at the Annual Meeting of its stockholders to be held at the Campton branch office of the Pemigewasset National Bank, Route 49, Campton, New Hampshire 03223 on May 20, 1996 at 1:30 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        "FOR" PROPOSALS (1) THROUGH (3).

1.       ELECTION OF DIRECTORS

         Proposal to elect three (3) persons to serve as directors of the Company. Such individuals are to serve for a three (3) year term and until their successors are elected and qualified and with the six (6) continuing directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors of Pemi Bancorp, Inc.

NOMINEES:    To serve a three (3) year term: Andrew L. Morse; Ann M. Reever; and
             Dean H. Yeaton.

______FOR all nominees listed above.

FOR ALL NOMINEES EXCEPT:
                        -------------------------------------------

                        -------------------------------------------

______WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

2.       APPOINTMENT OF AUDITORS

         Proposal to ratify the resolution adopted by the Board of Directors appointing the independent public accounting firm of Shatswell, MacLeod & Company, P.C. as independent auditors of PEMI BANCORP, INC. for the fiscal year ending December 31, 1996.

         [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                                       -2-
3.       OTHER BUSINESS

         Proposal to conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment.

         [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

         THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE  WITH  THE   SPECIFICATION
INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (3).


DATE:___________                            ______________________________(L.S.)
                                            Signature

                                            ______________________________
                                            Print Name



DATE:___________                            ______________________________(L.S.)
                                            Signature

                                            ______________________________
                                            Print Name



PLEASE SIGN  AND  RETURN                  When  signing  as attorney,  executor,
                                          administrator, trustee  or   guardian,
                                          give  full   title. If  more  than one
                                          trustee,  all  should  sign. All joint
                                          owners should sign.


THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.


          PLEASE CHECK BELOW IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                    [ ] I PLAN TO ATTEND THE ANNUAL MEETING.